Exhibit 99.1

Prairie Operating Co. Announces Leadership Team Changes

Richard N. Frommer appointed as Interim President and CEO

Erik Thoresen appointed as Chairman of the Board

Houston, Texas, March 3, 2026 (GLOBE NEWSWIRE) - Prairie Operating Co. (Nasdaq: PROP) (the “Company,” “Prairie,” “we,” “our,” or “us”), an independent energy company engaged in the development and acquisition of oil, natural gas, and natural gas liquids resources in the Denver-Julesburg (DJ) Basin, today announced several leadership changes, including the voluntary resignation of CEO and Chairman, Edward Kovalik, and the retirement of President and director, Gary C. Hanna.  The Company’s Board of Directors (the “Board”) has appointed Richard N. Frommer, a member of the Board, to serve as Interim President and CEO of the Company, while the Company conducts a search for a permanent President and CEO. The Board has also appointed Erik Thoresen to serve as Chairman of the Board.

“Rich brings more than four decades of experience building and operating oil and gas businesses, including deep expertise in the DJ Basin and broader Rocky Mountain region,” said Erik Thoresen, Chairman of the Board. “His proven track record as President and CEO of Great Western Petroleum, along with prior executive roles across the industry, reflects a disciplined approach to asset development, capital allocation, and operational execution. We are confident that his experience, leadership, and regional knowledge position him well to guide Prairie through its next phase of growth and value creation.”

The Company has entered into separation agreements with Mr. Kovalik and Mr. Hanna with respect to the terms of their separation from the Company.  The Company has initiated a search process for a permanent President and CEO and intends on retaining a leading executive search firm to support this process, which will include both internal and external candidates.

“On behalf of the Board and the entire Company, I would like to thank Ed and Gary, Prairie’s co-founders, for their vision and leadership to Prairie during the Company’s initial inception and acquisition phases,” said Richard N. Frommer, Interim President and CEO. “Their efforts helped strengthen our operational foundation and strategic position. I look forward to working closely with our team to build on that momentum, maintain disciplined execution, and delivering long-term value for our shareholders.”

About Rich Frommer

Mr. Frommer has served as director of the Company since November 2024. Mr. Frommer was President and Chief Executive Officer of Great Western Petroleum from February 2013 September 2021. From May 2002 to November 2012, Mr. Frommer was Senior Vice President, Rocky Mountain division at Samson Resources Company until its sale to KKR & Co., L.P. Prior to Mr. Frommer’s time at Samson Resources Company, Mr. Frommer spent four years at HS Resources Inc. as New Ventures Manager where he was responsible for entrance into new areas and plays in Colorado, Wyoming and Louisiana. He attended advanced oil and gas management courses at Southern Methodist University and earned his Bachelor of Arts in Earth Sciences from New York State University College at Oneonta. He is a Wyoming Certified Professional Geologist.

About Erik Thoresen

Mr. Thoresen has served as a director of the Company since May 2023. Mr. Thoresen has been a partner at Boka Group, LLC, a sovereign resilience-focused investment firm, since November 2022. From January 2022 to December 2023, Mr. Thoresen served as the chief financial officer of Fusion Acquisition Corp. II. Prior to that, he served as the chief business development officer of Glass House Group, Inc., from August 2021 to June 2022. Mr. Thoresen was the vice president of mergers and acquisitions and real estate at Harvest Health and Recreation, Inc., that is now part of Trulieve Corp., from January 2019 to March 2021. Previously, from November 2013 to July 2018, Mr. Thoresen was the chief operating, and investment, officer of Jonathan D. Pond, LLC, a wealth management firm, and prior to that held executive roles at the Bank of New York Mellon Corporation and E*TRADE Financial Corporation, now part of Morgan Stanley. He received a Bachelor of Arts in International Relations from Syracuse University in 1994, and a Master of Business Administration from the Darden School at the University of Virginia in 2000.

About Prairie Operating Co.

Prairie Operating Co. is a Houston-based publicly traded independent energy company engaged in the development and acquisition of oil, natural gas, and natural gas liquids resources in the United States. The Company’s assets and operations are concentrated in the oil and liquids-rich regions of the Denver-Julesburg (DJ) Basin, with a primary focus on the Niobrara and Codell formations. The Company is committed to the responsible development of its oil, natural gas, and natural gas liquids resources and is focused on maximizing returns through consistent growth, capital discipline, and sustainable cash flow generation.

More information about the Company can be found at www.prairieopco.com.

Investor Relations Contact:

Wobbe Ploegsma
info@prairieopco.com
832-274-3449

Cautionary Statement about Forward-Looking Statements

The information included in this press release and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding future financial performance, business strategies, expansion plans, future results of operations, estimated revenues, losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on our management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks are not exhaustive. Other sections of this press release could include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Our SEC filings are available publicly on the SEC website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Accordingly, forward-looking statements in this press release should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement.